SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported)  August 10, 2000
                                                     ---------------


                       AutoNation Receivables Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     333-81615                    65-092-903
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(State of Incorporation)           (Commission                (I.R.S. Employer
                                   File Number)              Identification No.)


110 South East 6th Street
Ft. Lauderdale, FL                                               33301
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including area code (954) 769-7000
                                                   --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





NY2:\928851\04\JWPF04!.DOC\18810.0005

ITEM 5.    Other Events

           The Registrant is filing material agreements executed in connection with the most recent transaction entered into under the above-referenced Registration Statement.


ITEM 7.    Exhibits

(c)        Exhibits

Item 601(a)
of Regulation S-K


Exhibit No.               Description
-----------               -----------

1.3                       Underwriting Agreement

4.6                       Amended and Restated Owner Trust Agreement

4.7                       Indenture

10.5                      Sale and Servicing Agreement

10.6                      Administration Agreement











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
           Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AUTONATION RECEIVABLES CORPORATION

                                          By: /s/  Marc L. Bourhis
                                              ---------------------------------
                                              Name: Marc L. Bourhis
                                              Title: President

August 10, 2000
















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
                                INDEX TO EXHIBITS



Exhibit No.                    Description
-----------                    -----------

1.3                  Underwriting Agreement

4.6                  Amended and Restated Owner Trust Agreement

4.7                  Indenture

10.5                 Sale and Servicing Agreement

10.6                 Administration Agreement












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